UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 7, 2013 (January 10, 2013)

SEEN ON SCREEN TV INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-21812
(Commission File No.)

4017 Colby Avenue
Everett, Washington  98201
(Address of principal executive offices and Zip Code)

425-367-4668
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On January 10, 2013, Fred Hackman, CPA, 18036 116th Avenue SE, Renton, Washington 98058, terminated his relationship with us as our auditor (See “Exhibit 16.1” attached hereto).  Fred Hackman, CPA advised us that his decision to terminate our relationship was based his decision to cease doing US public company audits for health reasons.  Except as noted in the paragraph immediately below, the reports of Fred Hackman, CPA's financial statements for the years ended October 31, 2010 and October 31, 2009 and for the period November 1, 2010 through April 30, 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Fred Hackman, CPA on our financial statements as of and for the years ended October 31, 2010 and October 31, 2009 and for the period November 1, 2010 through April 30, 2011 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern since we are dependent upon obtaining additional working capital through additional sales of common stock.

During the year ended October 31, 2010 and October 31, 2009 and for the period November 1, 2010 and through April 30, 2011, and through February 1, 2013,  we have not had any disagreements with Fred Hackman, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Fred Hackman, CPA’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

During the years ended October 31, 2010 and October 31, 2009 and through February 6, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On February 7, 2013, we delivered a copy of this report to Fred Hackman, CPA. On February 7, 2013, Fred Hackman, CPA replied (“Exhibit 16.1 hereto”).  In his reply, Fred Hackman, CPA agreed with our statements.

On January 31, 2013, we engaged Thomas J. Harris, Certified Public Accountant, 3901 Stone Way N., Suite 202, Seattle, Washington 98103, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors. We have not consulted with Thomas J. Harris, Certified Public Accountant on any accounting issues prior to engaging them as our new auditors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Thomas J. Harris, Certified Public Accountant regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Thomas J. Harris, Certified Public Accountant concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

16.1	Letter from Fred Hackman, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of February, 2013.

SEEN ON SCREEN TV INC.

BY:	ANTOINE JARJOUR
Antoine Jarjour
Principal Executive Officer and Principal Financial Officer